ING USA Annuity and Life Insurance Company
and its Separate Account B
ING Rollover ChoiceSM Variable Annuity Contracts
Supplement dated March 3, 2008 to the Contract Prospectus, dated April 30, 2007, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	The following sentence is added to the end of the fifth paragraph under the “Selling the Contract” subsection of the section entitled “Contract Distribution” on page 57 in the Contract Prospectus:

These other promotional incentives or payments may not be offered to all distributors, and may be limited only to ING Financial Advisers, LLC and other distributors affiliated with the Company.

2.	The following paragraph replaces the sixth paragraph under the “Selling the Contract” subsection of the section entitled “Contract Distribution” on page 58 in the Contract Prospectus:

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’
aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with premium payments received for a limited time period, within the maximum 7.0% commission rate noted above. These special compensation arrangements will not be offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. These special compensation arrangements may also be limited only to
ING Financial Advisers, LLC and other distributors affiliated with the Company. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

X.70600-07H	March 2008